KEMPER VARIABLE SERIES

Kemper Aggressive Growth Portfolio                           KVS Index 500 Portfolio
Kemper Blue Chip Portfolio                                   Kemper International Portfolio
Kemper Contrarian Value Portfolio                            Kemper Investment Grade Bond Portfolio
KVS Focused Large Cap Growth Portfolio                       Kemper New Europe Portfolio
Kemper Global Blue Chip Portfolio                            Kemper Small Cap Growth Portfolio
Kemper Government Securities Portfolio                       Kemper Small Cap Value Portfolio
Kemper Growth Portfolio                                      Kemper Strategic Income Portfolio
KVS Growth and Income Portfolio                              Kemper Technology Growth Portfolio
KVS Growth Opportunities Portfolio                           Kemper Total Return Portfolio
Kemper High Yield Portfolio                                  Kemper Value+Growth Portfolio
Kemper Horizon 5 Portfolio                                   KVS Dreman Financial Services Portfolio
Kemper Horizon 10+ Portfolio                                 KVS Dreman High Return Equity Portfolio
Kemper Horizon 20+ Portfolio

The  following  information   supplements  the  disclosure  in  the  "Additional
Information About Investment Techniques" section of each Statement of Additional Information for each Portfolio:

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Scudder Kemper Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

December 1, 2000
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